                                POWER OF ATTORNEY

        Know all by these presents, that the undersigned hereby constitutes and appoints Michael J. Anderson, the undersigned's true and lawful attorney-in-fact to:

1.      prepare, execute in the undersigned's name and on the undersigned's behalf, acknowledge and submit to the U.S. Securities and Exchange
        Commission (the "SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of 1934
        or any rule or regulation of the SEC;

2.      execute for and on behalf of the undersigned, in the undersigned's individual capacity and/or his capacity as a manager or officer of
        Boston Capital Partners IV LLC ("BCP IV"), the sole general partner of
        Boston Capital Ventures IV Limited Partnership ("BCV IV"), Forms 3, 4,
        and 5 in accordance with Section 16(a) of the Securities Exchange Act of
        1934 and the rules thereunder, Schedule 13G in accordance with the Act and the rules promulgated thereunder, or any other forms filed pursuant to any rule or regulation of the SEC (collectively, the "SEC Forms");

3.      do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such SEC
        Forms, or any other forms filed pursuant to any rule or regulation of the SEC, and complete and execute any amendment or amendments thereto, and timely file such SEC Forms with the SEC and any stock exchange or similar authority; and

4.      take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of
        Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such
        attorney-in-fact's discretion.

        The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor are BCP IV or BCV IV assuming, any of the undersigned's responsibilities to comply with Section 16 or Regulation 13D-G of the Securities Exchange Act of 1934.

        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file SEC Forms with respect to the undersigned's ownership and/or management relationship with BCP IV and BCV IV, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 14th day of February 2013.

                                        /s/ Johan von der Goltz
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                                        Signature

                                        Johan von der Goltz
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